UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2004

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Highway 35, P.O. Box 500 Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                              Results of Operations and Financial Condition

This Current Report on Form 8-K/A of Hovnanian Enterprises, Inc. amends Hovnanian Enterprises, Inc.’s Current Report on Form 8-K filed on December 7, 2004.  This Amendment is being filed solely to correct the consolidated balance sheet as of October 31, 2004 contained in Exhibit 99.1 to the initial 8-K filing.  The previous version of the consolidated balance sheet contained in Exhibit 99.1 to the initial 8-K filing was missing final adjustments for inventory not owned, liabilities from inventory not owned and minority interest from inventory not owned.  There are no changes other than these corrective changes to the initial 8-K filing and all other content and information contained in this Amendment remains the same as that which was contained in the initial 8-K filing.  This Amendment supersedes in its entirety the initial 8-K filing.

On December 7, 2004, Hovnanian Enterprises, Inc. issued a press release announcing its preliminary financial results for the fiscal fourth quarter and year ended October 31, 2004.  A copy of the Earnings Press Release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K/A and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Earnings Press Release contains information about EBITDA, a non-GAAP financial measure.  The most directly comparable GAAP financial measure to EBITDA is net income.  A reconciliation of EBITDA to net income is contained in the Earnings Press Release.

Management believes EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure our financial performance and our ability to service our debt obligations.  EBITDA is also one of several metrics used by our management to measure the cash generated from our operations.  EBITDA does not take into account substantial costs of doing business, such as income taxes and interest expense.  While many in the financial community consider EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, income before income taxes, net income, cash flow provided by operating activities and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission.  Additionally, our calculation of EBITDA may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Item 9.01.                                              Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Earnings Press Release – Fiscal Fourth Quarter and Year Ended October 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

	By:	/s/	J. Larry Sorsby
		Name:	J. Larry Sorsby
		Title:	Executive Vice President and Chief Financial Officer
Date: December 7, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Earnings Press Release – Fiscal Fourth Quarter and Year Ended October 31, 2004.